Supplement dated October 22, 1997 to Prospectus and
           Statement of Additional Information dated November 29, 1996
            (supersedes Prospectus Supplement dated August 22, 1997)

                            DOMINI SOCIAL EQUITY FUND


         At a special meeting of shareholders of Domini Social Equity Fund (the "Fund") held on October 21, 1997, shareholders of the Fund approved certain changes relating to a proposed restructuring in the management of the Fund and Domini Social Index Portfolio (the "Portfolio"), in which the Fund invests substantially all its investable assets. The restructuring includes the following changes.

         The Portfolio has entered into a new Management Agreement with Domini Social Investments LLC ("DSI"), pursuant to which DSI provides investment supervisory and administrative services. DSI is a newly created management company formed by the principals of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") (the Portfolio's former investment adviser) and other investment company and marketing professionals. DSI has entered into a Submanagement Agreement with Mellon Equity Associates ("Mellon Equity") pursuant to which Mellon Equity will continue to manage the investments of the Portfolio on a day-to-day basis.

         As part of the management restructuring, the Board of Trustees of the Fund approved a Sponsorship Agreement with DSI pursuant to which DSI provides the Fund with centralized administration and management functions.

         In connection with the restructuring, the following agreements terminated have: Investment Advisory Agreement between the Portfolio and KLD; Investment Management Agreement between the Portfolio and Mellon Equity; Administrative Services Agreement between the Fund and Signature Broker-Dealer Services, Inc. ("Signature"); Sub-Administrative Services Agreement between Signature and KLD; Sponsorship Agreement between the Portfolio and KLD;
Administrative Services Agreement between KLD and Signature; and Letter Agreements regarding expense payment between KLD and Signature (with respect to the Portfolio) and between the Fund and Signature.

         Signature currently serves as distributor of the Fund and placement agent of the Portfolio and intends to assist in the remainder of the transition to the new management structure.

         "DominiSM," "Domini 400 Social IndexSM" and "Investing for GoodSM" are service marks of KLD which are licensed to DSI, and the Portfolio and the Fund may be required to discontinue use of these service marks if DSI ceases to be the manager of the Portfolio.

         The expense summary on pages 2 and 3 of the Prospectus is restated in its entirety as follows:

                                 EXPENSE SUMMARY

         The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund.

          SHAREHOLDER TRANSACTION EXPENSES.......................0.000%
          ANNUAL OPERATING EXPENSES:
                Advisory and Management Fees....................0.154%(1)
                12b-1 Fees......................................0.120%(2)
                Other Expenses
                --Administrative Services and Sponsorship Fees..0.423%(3)
                --Other Expenses................................0.283%(4)
                                                                -----

                Total Operating Expenses........................0.980%(4)(5)
                                                                =====


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(1)  Under the Management Agreement between the Portfolio and DSI, DSI's fee for advisory and administrative services to the Portfolio is 0.20% of the average daily net assets of the Portfolio but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio, through October 22, 1998. If this fee reduction were not in effect, advisory and management fees for the Portfolio would be 0.20% of the average daily net assets of the Portfolio.

(2) The percentage represents actual expenditures, expressed as a percentage of average daily net assets, under the Fund's Distribution Plan during the fiscal year ended July 31, 1997. The Distribution Plan permits reimbursement for expenses incurred by the Distributor of up to 0.25% of the Fund's average daily net assets. See "Other Information Concerning Shares of the Fund--Distribution Plan and Agreement."

(3) Under the Sponsorship Agreement between DSI and the Fund, DSI's fee for administrative and sponsorship services is 0.50% of the average daily net assets of the Fund but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Fund through October 22, 1998. If this fee reduction were not in effect, administrative services and sponsorship fees for the Fund would be 0.50% of the average daily net assets of the Fund.

(4) Other Expenses and Total Operating Expenses do not reflect either the payment to Signature by the Fund of $550,000 in connection with termination of the expense payment arrangements with Signature or other expenses incurred by the Fund in connection with the termination of such arrangements. Had such nonrecurring expenses been included, Other Expenses and Total Operating Expenses would be 0.793% and 1.49%, respectively.

(5) Without the automatic fee reductions, which expire October 22, 1998, it is estimated that the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses) would be 1.103% of the average daily net assets of the Fund assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1997.

         The expense information in the expense table provided above has been restated to reflect fees currently in effect as a result of a management restructuring effective on October 22, 1997. The purpose of the expense table is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. Prior to the management restructuring, the ordinary operating expenses of the Fund (including the Fund's share of the Portfolio's expenses) were 0.98% of the average daily net assets of the Fund, pursuant to expense payment arrangements which have now terminated. Had these expense payment arrangements not been in place, historical operating expenses expressed as a ratio of the Fund's average daily net assets would have been 0.84% for the fiscal year ended July 31, 1997.

DSI332B